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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K for the year ended June 30, 2002 of Prophet 21, Inc. (the "Registrant") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
M. Giuliani, Chief Financial Officer and Treasurer of the Registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss. 78m(a) or ss. 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/  THOMAS M. GIULIANI
-------------------------------
Thomas M. Giuliani
Chief Financial Officer and Treasurer
September 30, 2002